UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2004




                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                       000-27969           94-3180138
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(State or other jurisdiction of   (Commission File Number)  (IRS Employer
        incorporation)                                      Identification No.)





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                          801 Fox Lane
                       San Jose, California                95131
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              (Address of principal executive offices)   (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing.

     On October 25, 2004, Immersion issued a press release (the "Press Release") announcing Immersion's financial results for the quarter ended September 30, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include or relate to Immersion's projections of earnings, revenues, or other financial matters; any statements of the plans, strategies, and objectives of management for future operations; proposed products or services; any statements regarding future economic conditions or performance; and any statements relating to delays in or failure to achieve commercial demand for Immersion's expanded technology offerings or delays in or failure to achieve the acceptance of force feedback as a critical user experience in new and existing markets for our business segments. These and other risks related to Immersion are detailed in Immersion's most recent report on Form 10-Q for the quarter ended June 30, 2004 as filed with the SEC on August 13, 2004. Immersion does not undertake any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
         (c)      Exhibits.

    Exhibit
    No.        Description
    -------    -----------
     99.1      Press Release dated October 25, 2004 regarding
               financial information for Immersion for the quarter ended September 30, 2004.


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMMERSION CORPORATION


Date:  October 25, 2004             By:  /s/ Victor Viegas
                                    -------------------------------
                                          Victor Viegas
                                          President, Chief Executive
                                          Officer, Chief Financial
                                          Officer, and Director

                                  EXHIBIT INDEX



    Exhibit
    No.        Description
    -------    -----------
     99.1      Press Release dated October 25, 2004 regarding
               financial information for Immersion for the quarter ended September 30, 2004.